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                                                                    Exhibit 10.7


                                                           Loan Number 99-407

                        THIRD AMENDMENT TO LOAN DOCUMENTS


                  This THIRD AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made this 6th day of November, 2000, among HELLER HEALTHCARE FINANCE, INC., a Delaware corporation formerly known as HCFP FUNDING, INC. ("Lender") and BALANCED CARE CORPORATION, a Delaware corporation (referred to herein as "Guarantor"), and BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation, BALANCED CARE REALTY AT ALTOONA, INC., a Delaware corporation, BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation, BALANCED CARE REALTY AT READING, INC., a Delaware corporation, BALANCED CARE REALTY AT BERWICK, INC., a Delaware corporation, BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SCRANTON, INC., a Delaware corporation, BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation, BALANCED CARE REALTY AT MAUMELLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SHERWOOD, INC., a Delaware corporation, BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation, and BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation (collectively referred to herein as "Outlook Pointe Borrowers"), and BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, and BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation (collectively referred to herein as "BCC Borrowers"). The Outlook Pointe Borrowers and BCC Borrowers are collectively referred to herein as "Borrowers."

                                    RECITALS:

                  A. Lender has made available to BCC Borrowers a revolving credit facility in the maximum principal amount of Twelve Million and No/100 Dollars ($12,000,000) (the "Revolving Credit Facility") subject to the terms and conditions contained in a Loan and Security Agreement dated April 22, 1999, as amended by an Amendment No. 1 to Loan and Security Agreement dated July 1, 1999 (the "First Amendment"), an Amendment No. 2 to Loan and Security Agreement dated July 29, 1999 (the "Second Amendment"), and an Amendment No. 3 to Loan and Security Agreement dated December 31, 1999 (the "Third Amendment"), all among the Lender and BCC Borrowers (as well as other entities that have since been released from the terms and conditions of the Loan and Security


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Agreement as amended). The Loan and Security Agreement, as amended by the First
Amendment, the Second Amendment, and the Third Amendment, is referred to herein as the "Loan and Security Agreement." The Loan and Security Agreement and all other loan documents executed in connection with the Loan and Security Agreement and the Revolving Credit Facility are collectively referred to herein as the "Revolving Credit Facility Loan Documents."

                  B. Lender has also made a loan (the "Outlook Pointe Loan") of Thirty-Two Million and No/100 Dollars ($32,000,000.00) to Outlook Pointe Borrowers subject to the terms and conditions contained in a Loan Agreement dated December 30, 1999, between Lender and Outlook Pointe Borrowers (the Loan Agreement, including all exhibits thereto and the Senior Housing Rider of even date therewith, as amended from time to time, is referred to herein as the "Loan Agreement"). The Outlook Pointe Loan is evidenced by a Promissory Note A of even date with the Loan Agreement in the original principal amount of Twenty-Five Million Six Hundred Thousand and No/100 Dollars ($25,600,000.00) ("Note A") and by a Subordinated Promissory Note B of even date with the Loan Agreement in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) ("Note B") (Note A and Note B and all amendments thereto and substitutions therefor are hereinafter referred to collectively as the "Note").

                  C. As additional security for the Outlook Pointe Loan, Guarantor has executed and delivered a Guaranty dated December 30, 1999, in favor of Lender (as amended from time to time, the "Guaranty").

                  D. Also in connection with the Outlook Pointe Loan, Guarantor and Outlook Pointe Borrowers have executed and delivered a Hazardous Materials Indemnity Agreement dated December 30, 1999, in favor of Lender (as amended from time to time, the "Environmental Indemnity"). The Loan Agreement, the Guaranty, and the Environmental Indemnity, the New Note (as defined below), together with all mortgages, deeds of trust and other documents and instruments executed and delivered by one or more of the Outlook Pointe Borrowers or the Guarantor in connection the Outlook Pointe Loan, are collectively referred to herein as the "Outlook Pointe Loan Documents," and the Outlook Pointe Loan Documents, collectively with the Revolving Credit Facility Loan Documents, are referred to herein as the "Loan Documents." Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement.



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                  E. Also in connection with the Outlook Pointe Loan, Lender,
Guarantor, Outlook Pointe Borrowers, and various other entities have entered into a Subordination Agreement dated April 18, 2000 (the "Subordination Agreement"), addressing debt that is junior to the Outlook Pointe Loan.

                  F. On or about April 27, 2000, Lender increased the Outlook Pointe Loan to Thirty-Seven Million and No/100 Dollars ($37,000,000.00) (the "Amended Loan"), as evidenced by an Amended and Restated Promissory Note A dated April 27, 2000 in the original principal amount of Thirty Million Six Hundred Thousand and No/100 Dollars ($30,600,000.00) ("Amended Note A"), and an Amended and Restated Subordinated Promissory Note B dated April 27, 2000 in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) ("Amended Note B"), and amendments to the mortgages and deeds of trust constituting Outlook Pointe Loan Documents dated April 27, 2000 (the "Outlook Pointe Mortgages"). In connection with the Amended Loan, BCC Borrowers have executed and delivered to Lender amendments to the mortgages and deeds of trust constituting Revolving Credit Facility Loan Documents dated April 27, 2000 (the "Revolving Credit Facility Mortgages").

                  G. On or about September 20, 2000, Lender increased the Amended Loan by Five Million and No/100 Dollars ($5,000,000.00) to Forty-Two Million and No/100 Dollars ($42,000,000.00) (the "Second Amended Loan"), as evidenced by a Second Amended and Restated Promissory Note A in the original principal amount of Amended Note A (the "Second Amended Note A"), a Second Amended and Restated Subordinated Promissory Note B in the original principal amount of Amended Note B (the "Second Amended Note B"), and a Promissory Note C in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) (the "Note C"), and amendments to the Outlook Pointe Mortgages dated September 20, 2000. In conjunction with the Second Amended Loan, BCC Borrowers have executed and delivered to Lender amendments to the Revolving Credit Facility Mortgages dated September 20, 2000.

                  H. Pursuant to Section 1.11 of the Loan Agreement, Lender has applied the funds in the Reserve Account to repay a portion of Note C.

                  I. HR Investments Limited, a Cayman Islands corporation, RH Investments Limited, a Cayman Islands corporation and VXM Investments Limited, a Cayman Islands corporation (collectively, "Junior Lenders") have made a loan to Guarantor in the amount of Six Million Five Hundred Thousand and No/100 Dollars ($6,500,000.00) (the "Initial Guarantor Loan"). Junior Lenders intend to make additional loans to Guarantor in an aggregate amount not to exceed One Million Five Hundred Thousand and No/100



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Dollars ($1,500,000.00) (collectively, the "Subsequent Guarantor Loan").
Guarantor has used a portion of the proceeds of the Initial Guarantor Loan to cause Outlook Pointe Borrowers to repay the outstanding principal balance of Note C. In conjunction with the Initial Guarantor Loan, the Subsequent Guarantor Loans and the repayment of Note C, Lender, Borrowers and Guarantor desire to enter into this Amendment amending the Loan Documents. Also in conjunction with such transactions, Lender, Borrowers, Guarantor, certain affiliates of Borrowers and Guarantor, FRR Investments Limited, a Cayman Island Corporation, IPC Advisors, S.a.r.l., a Luxembourg corporation and Assignees have entered into that certain Amended and Restated Subordination Agreement dated as of the date hereof (the "Amended and Restated Subordination Agreement").

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual conditions and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lender, the Borrowers and Guarantor hereby agree as follows:

                  1. Defined Terms. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement.

                  2. Payment of Expenses. Outlook Pointe Borrowers shall pay all Expenses (as hereinafter defined) incurred by Lender previously, now or hereafter in connection with the Second Amended Loan, the Revolving Credit Facility, the Loan Documents or this Amendment, including without limitation, Lender's expenses incurred in the negotiation and documentation related to the approval of the Initial Guarantor Loan and the Subsequent Guarantor Loans, the repayment of Note C, the Amended and Restated Subordination Agreement and this Amendment. BCC Borrowers acknowledge and agree that Lender shall be entitled, at any time, to advance any amounts available under the Revolving Credit Facility to Lender in payment of any amounts due Lender from BCC Borrowers, Outlook Pointe Borrowers, Guarantor or any affiliates of the foregoing in respect of any Expenses. For the purposes hereof "Expenses" means all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees (including fees of Lender's outside and inside counsel), receivers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental




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consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audits or inspections, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, Torrens' Certificates (if applicable) and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of any collateral held by Lender the true condition of the title to, or the value of, such collateral or any part thereof.

                  3. Lender has reviewed the documents evidencing the Initial Guarantor Loan and hereby consents to Guarantor's indebtedness to Junior Lenders under the Initial Guarantor Loan and agrees that the same shall not constitute an Event of Default under any of the Loan Documents. Provided that the documents evidencing the Subsequent Guarantor Loans are in substantially the same form and contain substantially the same terms as the documents evidencing the Initial Guarantor Loan, Lender hereby consents to Guarantor's indebtedness to Junior Lenders under the Subsequent Guarantor Loans and agrees that the same shall not constitute an Event of Default under any of the Loan Documents.

                  4. No Expenses or other expenses incurred by the Outlook Pointe Borrowers in connection with this Amendment shall constitute an "operating expense" for purposes of calculating Net Cash Flow.

                  5. Section 1.10 (Additional Exit Fee) of the Loan Agreement is hereby deleted in its entirety.

                  6. The following new Section 7.1(l) shall be added immediately following Section 7.1(k) of the Loan Agreement:

                  (l) The occurrence of a default by Guarantor under the Initial Guarantor Loan or any of the Subsequent Guarantor Loans, which default continues uncured beyond any applicable cure period.

                  7. All references in the Outlook Pointe Loan Documents to the Subordination Agreement shall mean the Amended and Restated Subordination Agreement.



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                  8. All references in the Loan Documents to any of the Outlook
Pointe Loan Documents shall mean the applicable Outlook Pointe Loan Document, as amended hereby.

                  9. All references in the Loan Documents to any of the Revolving Credit Facility Loan Documents shall mean the applicable Revolving Credit Facility Loan Document as amended hereby.

                  10. Except as expressly provided herein, the Loan Documents (including without limitation the Guaranty, Environmental Indemnity and the undated Consent Form with attached letter dated February 16, 2000, to Lender and Heller Financial, Inc. from Guarantor) shall remain unmodified and in full force and effect and are hereby ratified and confirmed as amended by this Amendment and the Amended and Restated Subordination Agreement.

                  11. The provisions of this Amendment that pertain to the Outlook Pointe Loan, the Outlook Pointe Loan Documents, and the Outlook Pointe Borrowers shall be governed by and construed in accordance with the internal laws of the State of Illinois. The provisions of this Amendment that pertain to the Revolving Credit Facility, the Revolving Credit Facility Loan Documents, and the BCC Borrowers shall be governed by and construed in accordance with the internal laws of the State of Maryland.

                         [signatures on following pages]



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment or have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

                              OUTLOOK POINTE BORROWERS:

                              BALANCED CARE REALTY AT STATE
                              COLLEGE, INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT ALTOONA,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT LEWISTOWN,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT READING,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT BERWICK,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary



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                              BALANCED CARE REALTY AT PECKVILLE,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT SCRANTON,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT MARTINSBURG,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT MAUMELLE,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT SHERWOOD,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE REALTY AT MOUNTAIN
                              HOME, INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary



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                              BALANCED CARE REALTY AT MANSFIELD,
                              INC., a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary


                              BCC BORROWERS:

                              BCC AT DARLINGTON, INC.,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT EYERS GROVE, INC.,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT BUTLER, INC.,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT SARVER, INC.,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT NORTH RIDGE, INC.,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary



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                              GUARANTOR:

                              BALANCED CARE CORPORATION,
                              a Delaware corporation

                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Senior Vice President and Legal
                              Counsel & Assistant Secretary



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                              LENDER:

                              HELLER HEALTHCARE FINANCE, INC.,
                              a Delaware corporation formerly known as HCFP FUNDING, INC.


                              By/s/David G. Moore
                              Name
                              Its

                  Accepted and agreed to on the date first set forth above.

                              MANAGERS OF PROJECTS:


                              BCC AT STATE COLLEGE, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              TC REALTY OF ALTOONA, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              TC REALTY OF LEWISTOWN, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary



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                              TC REALTY OF READING, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              TC REALTY OF BERWICK, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BLACK BOX OF PECKVILLE, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              TC REALTY CORPORATION III,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT MARTINSBURG, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary



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                              BALANCED CARE AT MAUMELLE, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT SHERWOOD, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              BALANCED CARE AT MOUNTAIN HOME, INC.,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary

                              TC REALTY CORPORATION II,
                              a Delaware corporation


                              By/s/Robin L. Barber
                              Name Robin L. Barber
                              Its Vice President and Secretary




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